Exhibit 99.(j)

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) of our reports dated February 14, 2025, relating to the financial statements and financial highlights of the funds listed in Appendix A which appear in AIM Variable Insurance Funds (Invesco Variable Insurance Funds)’s Certified Shareholder Report on Form N-CSR for the year ended December 31, 2024. We also consent to the references to us under the headings “Financial Highlights,” “Other Service Providers - Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2025

Appendix A

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Oppenheimer V.I. International Growth Fund

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund*

Invesco V.I. Discovery Large Cap Fund (formerly known as Invesco V.I. Capital Appreciation Fund)

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. EQV International Equity Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Strategic Income Fund*

Invesco V.I. Government Money Market Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. Health Care Fund

Invesco V.I. High Yield Fund

Invesco V.I. Main Street Fund®

Invesco V.I. Main Street Mid Cap Fund®

Invesco V.I. Main Street Small Cap Fund®

Invesco® V.I. S&P 500 Buffer Fund - September

Invesco® V.I. S&P 500 Buffer Fund - December

Invesco® V.I. S&P 500 Buffer Fund - March

Invesco® V.I. S&P 500 Buffer Fund - June

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. U.S. Government Money Portfolio

*Consolidated financial statements and consolidated financial highlights